UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2006

THE KNOT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-28271 (Commission File Number)	13-3895178 (I.R.S. Employer Identification No.)

462 Broadway, 6th Floor, New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      As previously disclosed, on June 5, 2006, The Knot, Inc. (“The Knot”) entered into a definitive Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with WeddingChannel.com, Inc. (“WeddingChannel”), IDO Acquisition Corporation (a wholly-owned subsidiary of The Knot) and Lee Essner (as the WeddingChannel stockholder representative) to acquire WeddingChannel in a merger transaction (the “Merger”) pursuant to which WeddingChannel will become a wholly-owned subsidiary of The Knot.

      Also as previously disclosed, on July 10, 2006, the Knot issued and sold 2,750,000 shares of its common stock in a private placement (the “Private Placement”) to three institutional investors at a price of $18.25 per share. The proceeds from the Private Placement will be used for general corporate purposes, including working capital and capital expenditures.

      The Knot has prepared certain pro forma consolidated financial information (“Pro Forma Consolidated Financial Information”) relating to the Merger, the Private Placement and the proposed offering by The Knot of 3,500,000 shares of its common stock (the “Public Offering”).

      The Pro Forma Consolidated Financial Information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Merger on the financial position and results of operation of The Knot and are presented for information purposes only. The Pro Forma Consolidated Financial Information does not reflect the effects of any anticipated changes to be made by The Knot to the operations of the combined companies, including synergies and cost savings and does not include one time charges expected to result from the merger. The Pro Forma Consolidated Financial Information should not be construed to be indicative of results of operations or financial position that actually would have occurred had the Merger been consummated as of the date indicated or The Knot's future results of operations or financial position.

      In addition, certain information relating to WeddingChannel is being disclosed in the Registration Statement relating to the Public Offering filed today by The Knot.

      The Pro Forma Consolidated Financial Information is attached to this report as Exhibit 99.1 and is incorporated by reference into this report. Certain information relating to WeddingChannel is attached to this report as Exhibit 99.2 and is incorporated by reference into this report.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

99.1	Pro Forma Consolidated Financial Information
99.2	Certain Information Relating to WeddingChannel

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: July 20, 2006	By:	/s/ RICHARD E. SZEFC Richard E. Szefc Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1	Pro Forma Consolidated Financial Information
99.2	Certain Information Relating to WeddingChannel